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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 25, 1998



                               UNITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-12431                 22-3282551
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



     64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                          08809
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    (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (908) 730-7630


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ITEM 5. OTHER.

     The Registrant issued a press release on August 25, 1998 announcing that the Company had executed long-term leases with First States Properties for eight
(8) new branch locations. The branches are existing bank offices located in Cranford, Kenilworth, Berkeley Heights and Springfield in Union County, New Jersey and in East Brunswick, North Brunswick, South Plainfield and Edison in Middlesex County, New Jersey. The Company had previously announced the execution of a lease for a new branch in the Colonia section of Woodbridge Township, Middlesex County, New Jersey and construction of a new office in Whitehouse, Hunterdon County, New Jersey. The Company anticipates that pending regulatory approvals, these branches will open in stages from January through May, 1999.
At the completion of this expansion, the Company will have a 17 office network.

     The Company stated that it believed that its costs of acquiring these existing branch locations will be substantially less than the costs required for building de novo facilities. The Company noted that historically, the eight (8) existing branch locations had averaged $50 million in deposits and that the Company anticipated its breakeven point for the branches to be $9 million in deposits. The Company further indicated that it believed the breakeven point can be reached within 12 months.

     This filing contains forward-looking statements with the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, affecting components of the Company's future performance during 1999. The Company believes these statements to be reasonable and makes them in good-faith; however, the Company's actual results may vary substantially from such forward-looking statements. Factors which may make the actual results different from the anticipated results include, but are not limited to, changes in economic activity in the Company's local market areas, changes in market rates of interest, unforeseen competition, changes in customer economic activity which may effect deposit activity and loan originations and other uncertainties, all of which are difficult or impossible to predict and beyond the control of the Company. Accordingly, investors should not rely upon these forward-looking statements in making investment decisions.


ITEM 7. EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.

          Exhibit No.        Description
          -----------        -----------

               99            Press Release dated August 25, 1998


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UNITY BANCORP, INC.
                                            (Registrant)


Dated:  September 14, 1998                 By: /s/ KEVIN KILLIAN
                                              ----------------------------------
                                                  Kevin Killian,
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.            Description                                      Page No.
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    99                 Press Release dated August 25, 1998



                                  Page 4 of 6